Discussion and Reconciliation of Non-GAAP Measures
We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors.

Certain amounts have been conformed to the current period's presentation, including our adoption of new accounting standards; ASU No. 2017-07, "Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost," ASU No. 2016-15, "Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments," and ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash; and our realignment of certain responsibilities and operations within our segments, the most significant of which is to report wireless accounts with employer discounts in our Consumer Mobility segment.

Free Cash Flow
Free cash flow is defined as cash from operations minus Capital expenditures. Free cash flow after dividends is defined as cash from operations minus Capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including Capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net cash provided by operating activities	$10,229	$8,705	$19,176	$17,670
Less: Capital expenditures	(5,108)	(5,208)	(11,226)	(11,223)
Free Cash Flow	5,121	3,497	7,950	6,447

Less: Dividends paid	(3,074)	(3,012)	(6,144)	(6,021)
Free Cash Flow after Dividends	$2,047	$485	$1,806	$426
Free Cash Flow Dividend Payout Ratio	60.0%	86.1%	77.3%	93.4%

EBITDA
Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from segment contribution. For our supplemental presentation of our combined domestic wireless operations (AT&T Mobility) and our supplemental presentation of the Mexico Wireless and Latin America operations of our International segment, EBITDA excludes depreciation and amortization from operating income.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing segment performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which segment managers are responsible and upon which we evaluate their performance. Management uses Mexico Wireless EBITDA in evaluating profitability trends after our two Mexico wireless acquisitions in 2015, and our investments in building a nationwide LTE network by end of 2018. Management uses Latin America EBITDA in evaluating the ability of our Latin America operations to generate cash to finance its own operations.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Consumer Mobility segment operating margin and our supplemental AT&T Mobility operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net Income	$5,248	$4,014	$10,007	$7,588
Additions:
Income Tax (Benefit) Expense	1,532	2,056	2,914	3,860
Interest Expense	2,023	1,395	3,794	2,688
Equity in Net (Income) Loss of Affiliates	16	(14)	7	159
Other (Income) Expense - Net	(2,353)	(925)	(4,055)	(1,413)
Depreciation and amortization	6,378	6,147	12,372	12,274
EBITDA	12,844	12,673	25,039	25,156

Total Operating Revenues	38,986	39,837	77,024	79,202
Service Revenues	33,773	36,538	67,419	72,994

EBITDA Margin	32.9%	31.8%	32.5%	31.8%
EBITDA Service Margin	38.0%	34.7%	37.1%	34.5%

Supplemental EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended

June 30, 2018
Net Income	$4,823
Additions:
Income Tax (Benefit) Expense	1,394
Interest Expense	2,023
Equity in Net (Income) Loss of Affiliates	16
Other (Income) Expense - Net	(2,353)
Depreciation and amortization	6,378
EBITDA	12,281

Total Operating Revenues	39,909
Service Revenues	35,163

EBITDA Margin	30.8%
EBITDA Service Margin	34.9%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Consumer Mobility Segment
Segment Contribution	$4,978	$4,739	$9,633	$9,269
Additions:
Depreciation and amortization	1,806	1,716	3,613	3,432
EBITDA	6,784	6,455	13,246	12,701

Total Segment Operating Revenues	14,869	15,091	29,855	29,897
Service Revenues	11,853	12,467	23,465	24,932

Segment Operating Income Margin	33.5%	31.4%	32.3%	31.0%
EBITDA Margin	45.6%	42.8%	44.4%	42.5%
EBITDA Service Margin	57.2%	51.8%	56.5%	50.9%

Business Solutions Segment
Segment Contribution	$1,961	$2,131	$4,024	$4,294
Additions:
Equity in Net (Income) Loss of Affiliates	(1)	-	-	-
Depreciation and amortization	1,487	1,483	2,945	2,943
EBITDA	3,447	3,614	6,969	7,237

Total Segment Operating Revenues	9,063	9,667	18,179	19,288

Segment Operating Income Margin	21.6%	22.0%	22.1%	22.3%
EBITDA Margin	38.0%	37.4%	38.3%	37.5%

Entertainment Group Segment
Segment Contribution	$1,432	$1,630	$2,767	$3,200
Additions:
Equity in Net (Income) Loss of Affiliates	20	12	11	18
Depreciation and amortization	1,346	1,458	2,658	2,878
EBITDA	2,798	3,100	5,436	6,096

Total Segment Operating Revenues	11,650	12,661	23,227	25,262

Segment Operating Income Margin	12.5%	13.0%	12.0%	12.7%
EBITDA Margin	24.0%	24.5%	23.4%	24.1%

International Segment
Segment Contribution	$(150)	$(32)	$(261)	$(132)
Additions:
Equity in Net (Income) of Affiliates	(15)	(25)	(15)	(45)
Depreciation and amortization	313	311	645	601
EBITDA	148	254	369	424

Total Segment Operating Revenues	1,951	2,026	3,976	3,955

Segment Operating Income Margin	-8.5%	-2.8%	-6.9%	-4.5%
EBITDA Margin	7.6%	12.5%	9.3%	10.7%

Supplemental AT&T Mobility EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
AT&T Mobility
Operating Income	$5,506	$5,376	$10,664	$10,596
Add: Depreciation and amortization	2,113	1,988	4,208	3,980
EBITDA	7,619	7,364	14,872	14,576

Total Operating Revenues	17,282	17,455	34,637	34,552
Service Revenues	13,682	14,471	27,085	28,939

Operating Income Margin	31.9%	30.8%	30.8%	30.7%
EBITDA Margin	44.1%	42.2%	42.9%	42.2%
EBITDA Service Margin	55.7%	50.9%	54.9%	50.4%

Supplemental Latin America EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
International - Latin America
Operating Income	$52	$141	$200	$218
Add: Depreciation and amortization	186	222	391	436
EBITDA	238	363	591	654

Total Operating Revenues	1,254	1,361	2,608	2,702

Operating Income Margin	4.1%	10.4%	7.7%	8.1%
EBITDA Margin	19.0%	26.7%	22.7%	24.2%

Supplemental Mexico EBITDA and EBITDA Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
International - Mexico
Operating Income (Loss)	$(217)	$(198)	$(476)	$(395)
Add: Depreciation and amortization	127	89	254	165
EBITDA	(90)	(109)	(222)	(230)

Total Operating Revenues	697	665	1,368	1,253

Operating Income Margin	-31.1%	-29.8%	-34.8%	-31.5%
EBITDA Margin	-12.9%	-16.4%	-16.2%	-18.4%

Adjusting Items
Adjusting items include revenues and costs we consider nonoperational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often significant impact on our fourth-quarter results, unless earlier remeasurement is required (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses.) Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, reflect the actual tax expense or combined marginal rate of approximately 38% for transactions prior to tax reform and 25% for transactions after tax reform.

Adjusting Items
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Operating Expenses
Time Warner and other merger costs	321	78	388	119
Employee separation costs	133	60	184	60
Natural disaster costs	-	-	104	-
DIRECTV merger integration costs	-	123	-	250
Mexico merger integration costs	-	80	-	119
(Gain) loss on transfer of wireless spectrum	-	(63)	-	(181)
Foreign currency devaluation	18	98	43	98
Adjustments to Operations and Support Expenses	472	376	719	465
Amortization of intangible assets	1,278	1,170	2,340	2,372
Adjustments to Operating Expenses	1,750	1,546	3,059	2,837
Other
Merger-related interest and fees[1]	636	158	1,029	267
Actuarial (gain) loss	(1,796)	(259)	(2,726)	(259)
(Gain) loss on sale of assets, impairments and other adjustments	48	(36)	48	221
Adjustments to Income Before Income Taxes	638	1,409	1,410	3,066
Tax impact of adjustments	44	445	217	1,001
Tax related items	(96)	-	(96)	-
Adjustments to Net Income	$690	$964	$1,289	$2,065
[1] Includes interest expense incurred on debt issued, redemption premiums and interest income earned on cash held prior to the close of merger transactions.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Operating Income	$6,466	$6,526	$12,667	$12,882
Adjustments to Operating Expenses	1,750	1,546	3,059	2,837
Adjusted Operating Income	8,216	8,072	15,726	15,719

EBITDA	12,844	12,673	25,039	25,156
Adjustments to Operations and Support Expenses	472	376	719	465
Adjusted EBITDA	13,316	13,049	25,758	25,621
WarnerMedia Operating Income	1,236		3,047
Pro Forma
Additions:
Depreciation and amortization	168		339
Merger costs	548		694
WarnerMedia Adjusted EBITDA	1,952		4,080
WarnerMedia segment income (post acquisition)	(451)		(451)
WarnerMedia segment depreciation and amortization (post acquisition)	(30)		(30)
WarnerMedia merger costs (post acquisition)	(159)		(159)
Film and television cost amortization (release prior to June 14)	1,324		2,693
Pro Forma Adjusted EBITDA [1]	15,952		31,891

Total Operating Revenues	38,986	39,837	77,024	79,202
Service Revenues	33,773	36,538	67,419	72,994

Operating Income Margin	16.6%	16.4%	16.4%	16.3%
Adjusted Operating Income Margin	21.1%	20.3%	20.4%	19.8%
Adjusted EBITDA Margin	34.2%	32.8%	33.4%	32.3%
Adjusted EBITDA Service Margin	39.4%	35.7%	38.2%	35.1%

Supplemental Results under Historical Accounting Method
Operating Income	5,903
Adjustments to Operating Expenses	1,750
Adjusted Supplemental Operating Income	7,653

EBITDA	12,281
Adjustments to Operations and Support Expenses	472
Adjusted Supplemental EBITDA	12,753

Supplemental Operating Revenues	39,909

Adjusted Supplemental Operating Income Margin	19.2%
Adjusted Supplemental EBITDA margin	32.0%

[1] Pro Forma Adjusted EBITDA reflects the combined results operations of the combined company based on the historical financial statements of AT&T and Time Warner, after giving effect to the merger and certain adjustments, and is intended to reflect the impact of the Time Warner acquisition on AT&T. WarnerMedia operating income, depreciation and amortization expense and merger costs are provided on Item 7.01 Form 8-K filed by AT&T on July 24, 2018. Pro Forma adjustments are to (1) remove the duplication of operating results for the 16-period in which AT&T also reported Time Warner results and (2) to recognize the purchase accounting classification of released content as intangible assets and accordingly reclassify associated content amortization from operating expense to amortization expense. Intercompany revenue and expense eliminations net and do not impact EBITDA.

Adjusted Diluted EPS
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Diluted Earnings Per Share (EPS)	$0.81	$0.63	$1.56	$1.19
Amortization of intangible assets	0.16	0.13	0.29	0.26
Merger items[1]	0.14	0.05	0.20	0.08
(Gain) loss on sale of assets, impairments and other adjustments[2]	0.01	0.01	0.05	0.03
Actuarial (gain) loss[3]	(0.21)	(0.03)	(0.33)	(0.03)
Adjusted EPS	$0.91	$0.79	$1.77	$1.53
Year-over-year growth - Adjusted	15.2%		15.7%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,374	6,184	6,277	6,185
[1]Includes combined merger integration items and merger-related interest income and expense, and redemption premiums.
[2]Includes natural disaster, employee-related, and other costs.
[3]Includes adjustments for actuarial gains or losses associated with our postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. We recorded an actuarial gain of $930 million in the first quarter of 2018 associated with our postretirement plan and a gain of $1,796 million in the second quarter associated with our pension plan.  As a result, adjusted EPS reflects (1) in the first quarter and for the first six months, an expected return on plan assets of $77 million (based on an average expected return on plan assets of 5.75% for our VEBA trusts), rather than the actual return on plan assets of $31 million loss (VEBA return of -3.08%) and (2)  in the second quarter and for the first six months, an expected return on plan assets of $754 million (based on an average expected return on plan assets of 7.00% for our Pension trusts), rather than the actual return on plan assets of $186 million loss (Pension return of -0.56%), both of which are included in the GAAP measure of income.

Net Debt to Pro Forma Adjusted EBITDA
Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Pro Forma Adjusted EBITDA ratio is calculated by dividing the Net Debt by Annualized Pro Forma Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt. Annualized Pro Forma Adjusted EBITDA is calculated by annualizing the year-to-date Pro Forma Adjusted EBITDA.

Net Debt to Pro Forma Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Mar. 31,	Jun. 30,
	2018	2018	YTD 2018
Pro Forma Adjusted EBITDA	$15,939	$15,952	$31,891
Add back severance	(51)	(133)	(184)
Net Debt Pro Forma Adjusted EBITDA	15,888	15,819	31,707
Annualized Pro Forma Adjusted EBITDA			63,414
End-of-period current debt			21,672
End-of-period long-term debt			168,495
Total End-of-Period Debt			190,167
Less: Cash and Cash Equivalents			13,523
Net Debt Balance			176,644
Annualized Net Debt to Pro Forma Adjusted EBITDA Ratio			2.79

Supplemental Operational Measures

We provide a supplemental discussion of our domestic wireless operations that is calculated by combining our Consumer Mobility and Business Solutions segments, and then adjusting to remove non-wireless operations. The following table presents a reconciliation of our supplemental AT&T Mobility results.

Supplemental Operational Measure
	Three Months Ended
	June 30, 2018				June 30, 2017
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$11,853	$1,829	$-	$13,682	$12,467	$2,004	$-	$14,471
Strategic services	-	3,039	(3,039)	-	-	2,958	(2,958)	-
Legacy voice and data services	-	2,723	(2,723)	-	-	3,423	(3,423)	-
Other services and equipment	-	888	(888)	-	-	922	(922)	-
Wireless equipment	3,016	584	-	3,600	2,624	360	-	2,984
Total Operating Revenues	14,869	9,063	(6,650)	17,282	15,091	9,667	(7,303)	17,455

Operating Expenses
Operations and support	8,085	5,616	(4,038)	9,663	8,636	6,053	(4,598)	10,091
EBITDA	6,784	3,447	(2,612)	7,619	6,455	3,614	(2,705)	7,364
Depreciation and amortization	1,806	1,487	(1,180)	2,113	1,716	1,483	(1,211)	1,988
Total Operating Expenses	9,891	7,103	(5,218)	11,776	10,352	7,536	(5,809)	12,079
Operating Income	$4,978	$1,960	$(1,432)	$5,506	$4,739	$2,131	$(1,494)	$5,376
[1] Business wireline operations reported in Business Solutions segment.

Supplemental Operational Measure
	Six Months Ended
	June 30, 2018				June 30, 2017
	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility	Consumer Mobility	Business Solutions	Adjustments[1]	AT&T Mobility
Operating Revenues
Wireless service	$23,465	$3,620	$-	$27,085	$24,932	$4,007	$-	$28,939
Strategic services	-	6,109	(6,109)	-	-	5,862	(5,862)	-
Legacy voice and data services	-	5,561	(5,561)	-	-	6,971	(6,971)	-
Other services and equipment	-	1,727	(1,727)	-	-	1,800	(1,800)	-
Wireless equipment	6,390	1,162	-	7,552	4,965	648	-	5,613
Total Operating Revenues	29,855	18,179	(13,397)	34,637	29,897	19,288	(14,633)	34,552

Operating Expenses
Operations and support	16,609	11,210	(8,054)	19,765	17,196	12,051	(9,271)	19,976
EBITDA	13,246	6,969	(5,343)	14,872	12,701	7,237	(5,362)	14,576
Depreciation and amortization	3,613	2,945	(2,350)	4,208	3,432	2,943	(2,395)	3,980
Total Operating Expenses	20,222	14,155	(10,404)	23,973	20,628	14,994	(11,666)	23,956
Operating Income	$9,633	$4,024	$(2,993)	$10,664	$9,269	$4,294	$(2,967)	$10,596
[1] Business wireline operations reported in Business Solutions segment.

Supplemental International

We provide a supplemental presentation of the Mexico Wireless and Latin America operations within our International segment. The following table presents a reconciliation of our International segment.

Supplemental International
	Three Months Ended
	June 30, 2018			June 30, 2017
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$1,254	$-	$1,254	$1,361	$-	$1,361
Wireless service	-	417	417	-	535	535
Wireless equipment	-	280	280	-	130	130
Total Operating Revenues	1,254	697	1,951	1,361	665	2,026

Operating Expenses
Operations and support	1,016	787	1,803	998	774	1,772
Depreciation and amortization	186	127	313	222	89	311
Total Operating Expenses	1,202	914	2,116	1,220	863	2,083
Operating Income (Loss)	52	(217)	(165)	141	(198)	(57)
Equity in Net Income of Affiliates	15	-	15	25	-	25
Segment Contribution	$67	$(217)	$(150)	$166	$(198)	$(32)

Supplemental International
	Six Months Ended
	June 30, 2018			June 30, 2017
	Latin America	Mexico	International	Latin America	Mexico	International
Operating Revenues
Video service	$2,608	$-	$2,608	$2,702	$-	$2,702
Wireless service	-	821	821	-	1,010	1,010
Wireless equipment	-	547	547	-	243	243
Total Operating Revenues	2,608	1,368	3,976	2,702	1,253	3,955

Operating Expenses
Operations and support	2,017	1,590	3,607	2,048	1,483	3,531
Depreciation and amortization	391	254	645	436	165	601
Total Operating Expenses	2,408	1,844	4,252	2,484	1,648	4,132
Operating Income (Loss)	200	(476)	(276)	218	(395)	(177)
Equity in Net Income of Affiliates	15	-	15	45	-	45
Segment Contribution	$215	$(476)	$(261)	$263	$(395)	$(132)